UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2023

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on December 22, 2023, Lions Gate Entertainment Corp., a British Columbia corporation (the “Company”), entered into the Business Combination Agreement with Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company and a wholly owned subsidiary of SEAC (“New SEAC”), SEAC MergerCo, a Cayman Islands exempted company and a wholly owned subsidiary of New SEAC (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly owned subsidiary of SEAC (“New BC Sub”), LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of the Company (“Studio HoldCo”), and LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Studio HoldCo (“StudioCo,” and such agreement, the “Business Combination Agreement”)

Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, (i) SEAC will merge with and into MergerCo (the “SEAC Merger”) with MergerCo surviving the SEAC Merger as a direct, wholly owned subsidiary of New SEAC, (ii) MergerCo will distribute all of its assets lawfully available for distribution to New SEAC by way of a cash dividend (the “Cash Distribution”), (iii) MergerCo will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and convert to a British Columbia unlimited liability company in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “BC Act”) (the “MergerCo Domestication and Conversion”), (iv) New SEAC will transfer by way of continuation from the Cayman Islands (together with the MergerCo Domestication and Conversion, the “Domestications”) to British Columbia in accordance with the Companies Act and continue as a British Columbia company in accordance with the applicable provisions of the BC Act, (v) MergerCo and New BC Sub will amalgamate (the “MergerCo Amalgamation”) to form one corporate entity (“MergerCo Amalco”), with the attributes and effects set out in a Plan of Arrangement, substantially in the form attached to the Business Combination Agreement as Exhibit E (“Plan of Arrangement”), (vi) New SEAC and MergerCo Amalco shall amalgamate (the “SEAC Amalgamation”) to form one corporate entity (“SEAC Amalco”) in accordance with the terms of the Plan of Arrangement, and (vii) StudioCo and SEAC Amalco shall amalgamate to form one corporate entity ( “Pubco”), with the attributes and effects set out in the Plan of Arrangement (the “StudioCo Amalgamation” and, together with the MergerCo Amalgamation and the SEAC Amalgamation, the “Amalgamations,” and the Amalgamations together with the SEAC Merger, the Cash Distribution, and the Domestications, together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, the “Proposed Transactions”).

The Business Combination Agreement provides that, among other things, one business day prior to the date of the closing of the StudioCo Amalgamation (the “Closing,” and the date of the Closing, the “Closing Date”), (i) each Class B ordinary share, par value of $0.0001 per share, of SEAC (the “SEAC Class B Ordinary Shares”) held by Eagle Equity Partners V, LLC (the “Sponsor”) or any of its affiliates or permitted transferees in excess of 1,800,000 SEAC Class B Ordinary Shares will be repurchased by SEAC in exchange for $1.00 and options to acquire an additional 2,200,000 SEAC Class B Ordinary Shares, subject to the terms and conditions of the Sponsor Option Agreement (as defined below); (ii) each of 2,010,000 of the remaining SEAC Class B Ordinary Shares will automatically convert into one Class A ordinary share, par value $0.0001 per share, of SEAC (the “SEAC Class A Ordinary Shares”), with any remaining SEAC Class B Ordinary Shares being cancelled for no consideration pursuant to a surrender letter (iii) each then issued and outstanding warrant to purchase SEAC Class A Ordinary Shares that was not issued to the Sponsor in a private placement (the “SEAC Public Warrants”) will be automatically exchanged for $0.50 in cash pursuant to an amendment to SEAC’s warrant agreement, to be entered into as of the Closing Date (the “SEAC Public Warrant Exchange”), and (iv) all of the issued and outstanding private placement warrants, which the Sponsor purchased in a private placement, will be forfeited and cancelled for no consideration. Contemporaneously with the execution of the Business Combination Agreement, StudioCo and certain holders of SEAC Public Warrants (the “SEAC Warrant Support Investors”) entered into investor support agreements (the “Warrantholder Support Agreements”), pursuant to which, among other things, the SEAC Warrant Support Investors agreed to vote in favor of the SEAC Warrant Agreement Amendment (as defined in the Business Combination Agreement). The foregoing description of the Warrantholder Support Agreements is qualified in its entirety by reference to the full text of the form of Warrantholder Support Agreements, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the StudioCo Amalgamation, on the Closing Date, immediately following the SEAC Amalgamation and subject to the terms and conditions of the Business Combination Agreement and pursuant to the Plan of Arrangement, (i) the articles of Pubco will be the articles substantially in the form attached to the Business Combination Agreement as Exhibit B, (ii) the directors of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the individuals to be designated by the Company prior to the Closing, (iii) the officers of SEAC Amalco immediately prior to the StudioCo Amalgamation will resign and be replaced by the officers of StudioCo immediately prior to the Closing, (iv) each then-issued and outstanding SEAC Amalco Common Share (as defined in the Business Combination Agreement) will be cancelled in exchange for one (1) common share, without par value, in the authorized share capital of Pubco (the “Pubco Common Shares”) and the Sponsor’s option under the Sponsor Option Agreement shall convert to an option to receive Pubco Common Shares upon the same terms and conditions as in the Sponsor Option Agreement, and (v) each then issued and outstanding common share, without par value, of StudioCo shall be cancelled in exchange for a number of Pubco Common Shares equal to the StudioCo Issuance Amount, as defined below. The “StudioCo Issuance Amount” means the number of shares resulting from StudioCo Issuance Equity Value divided by $10.70. The “StudioCo Issuance Equity Value” means (i) $4,600,000,000 minus (ii) Net Corporate Indebtedness (as defined in the Business Combination Agreement) attributed to the Studio Business (as defined in the Business Combination Agreement), minus (iii) the (A) redeemable non-controlling interests of the type characterized as such in the quarterly report on Form 10-Q of the Company filed on November 9, 2023 (the “November 10-Q”) minus (B) minority investments of the Studio Business of the type characterized as such in Note 4 to the November 10-Q.

As promptly as practicable following the StudioCo Amalgamation, Pubco shall cause its applicable subsidiaries to transfer the Post-Arrangement Repayment Amount (as defined below) in cash to one or more of the applicable subsidiaries of the Company in partial repayment of intercompany financing arrangements between subsidiaries of the Company and subsidiaries of StudioCo. The “Post-Arrangement Repayment Amount” means the Aggregate Transaction Proceeds (as defined below), minus SEAC’s transaction expenses, minus the aggregate amounts payable pursuant to the SEAC Public Warrant Exchange; by way of example, assuming the Aggregate Transaction Proceeds are $350,000,000, the Post-Arrangement Repayment Amount will not be less than $316,500,000.

Upon closing of the Proposed Transactions, it is expected that the Company’s shareholders will indirectly hold approximately 87.3% of the Pubco Common Shares, while SEAC public shareholders, SEAC’s founders and the PIPE Investors will hold approximately 5.7%, 0.7% and 6.3% of the Pubco Common Shares, respectively.

The Business Combination Agreement contains customary representations and warranties by the parties thereto. The Business Combination Agreement also contains an obligation of SEAC and the Company and their respective subsidiaries to not solicit proposals in connection with alternative transactions, subject to certain exceptions.

As promptly as reasonably practicable after the date of the Business Combination Agreement, SEAC, New SEAC (which will become Pubco pursuant to the StudioCo Amalgamation) and the Company will prepare and New SEAC will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 relating to the Proposed Transactions (the “Registration Statement”), which will contain a proxy statement relating (i) to a meeting of the SEAC shareholders to be held to consider, among other things, the adoption and approval of proposals necessary to effectuate the Proposed Transactions and (ii) the SEAC Public Warrant holders meeting to be held to consider the approval and adoption of an amendment to effectuate the SEAC Public Warrant Exchange, and a prospectus that Pubco will use to offer the Pubco Common Shares to be issued in connection with the Proposed Transactions.

Within 30 days following the filing with the SEC of the Registration Statement (the “Warrant Re-Purchase Cut-Off Date”), the Sponsor Support Agreement (as defined below) provides that the Sponsor will purchase, or cause its affiliates to purchase on the open market, in the aggregate, no less than 5.81% of the SEAC Public Warrants issued and outstanding (such obligation, the “Purchase Obligation”). If the Sponsor fails to complete the Purchase Obligation, then the Sponsor shall irrevocably surrender and forfeit, and SEAC shall cause any applicable SEAC Entity (as defined below) to extinguish and cancel an amount of Pubco Common Shares delivered to the Sponsor at the Closing equal to the Cutback Amount. The “Cutback Amount” means an amount of Pubco Common Shares equivalent in value to the total amount of (A) the aggregate then current market price for SEAC Public Warrants paid by the Company, Studio HoldCo, StudioCo or any of their respective subsidiaries in connection with their purchase of any SEAC Public Warrants following December 22, 2023 but prior to the Closing minus (B) $0.50 multiplied by the number of SEAC Public Warrants so purchased.

Under the Business Combination Agreement, the obligations of the parties to consummate the Amalgamations are subject to certain conditions, including (i) the requisite approval by SEAC’s shareholders having been obtained; (ii) the final order (the “Final Order”) of the Supreme Court of British Columbia (the “Court”) pursuant to section 291 of the BC Act, approving the Arrangement (as defined in the Business Combination Agreement) and not having amended, modified or supplemented the same in a manner unacceptable to the parties; (iii) the absence of specified adverse laws, rules, regulations, judgments, decrees, executive orders or awards making the Proposed Transactions illegal or otherwise prohibiting their consummation; (iv) the Pubco Common Shares having been accepted for listing on the Nasdaq Stock Market LLC or another national securities exchange mutually agreed to in writing by the parties to the Business Combination Agreement (the “Stock Exchange”); (v) the Registration Statement having been declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened in writing by the SEC; (vi) the Subscription Agreements (as defined below) not having been terminated, all closing conditions to the PIPE Investment (as defined below) having been satisfied or waived and the PIPE Investment Amount (as defined below) having been received and (vii) the required approvals for the Arrangement Resolution (as defined in the Business Combination Agreement) as set forth in the interim order by the Court not having been modified or repealed.

The obligations of SEAC to consummate the Amalgamations are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of the Company, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Company, StudioCo and Studio HoldCo with their respective agreements and covenants under the Business Combination Agreement; (iii) no Studio Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) receipt of a customary officer’s certificate of the Company, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above, (v) the Pre-Closing Restructuring (as defined in the Business Combination Agreement) having occurred; and (vi) the closing of the acquisition by the Company, or one of its subsidiaries, of the equity interests in certain subsidiaries of Hasbro, Inc. engaged in the “eOne” business having occurred.

The obligations of the Company, StudioCo and Studio HoldCo to consummate the Amalgamations are further subject to additional conditions, including: (i) the truth and accuracy of the representations and warranties of SEAC, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by SEAC, New SEAC, Merger Co and New BC Sub (the three subsidiaries of SEAC collectively, the “SEAC Entities”) with their respective covenants under the Business Combination Agreement; (iii) material completion of the transaction steps required to be undertaken by SEAC and the SEAC Entities prior to the StudioCo Amalgamation, (iv) a customary officer’s certificate of SEAC, certifying the satisfaction of the conditions listed in clauses (i) through (iii) above and (v) and (vi) below; (iv) each officer and director of SEAC Amalco having delivered a written resignation in form and substance reasonably satisfactory to the Company, effective as of or prior to the StudioCo Amalgamation; (v) the Aggregate Transaction Proceeds (as defined below) being equal to $350,000,000 or a greater amount as approved by each of SEAC and the Company, with at least $175,000,000 of which being held in SEAC’s trust account, subject to adjustments as contemplated in the Business Combination Agreement; (vi) the SEAC Warrant Agreement Amendment not having been terminated; and (vii) the material compliance by the Sponsor under the Sponsor Support Agreement. “Aggregate

Transaction Proceeds” means an amount equal to the sum of (a) the amount of cash available in SEAC’s trust account at Closing (after, for the avoidance of doubt, giving effect to the Redemption (as defined in the Business Combination Agreement) but, for the avoidance of doubt, prior to the SEAC Public Warrant Exchange or the payment of any transaction expenses) plus (b) the aggregate cash proceeds actually received or deemed received by Pubco, SEAC, New SEAC or any of their applicable successors or assigns in respect of the PIPE Investment.

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of SEAC and the Company; (ii) by either SEAC or the Company upon the occurrence of any of the following: (a) if the Closing has not occurred prior to June 15, 2024 (which can be extended to July 31, 2024 by SEAC or the Company subject to the conditions in the Business Combination Agreement), (b) by SEAC or the Company if any governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of permanently restraining, enjoining or otherwise prohibiting the Proposed Transactions, except that such termination right will not apply as a result of the refusal of the Court to issue a Final Order in respect of the Plan of Arrangement, or (c) by SEAC or the Company if the requisite approvals are not obtained from SEAC’s shareholders, except that such termination right will not be available to any party to the Business Combination Agreement whose failure to fulfill any of its obligations or breach of any of its representations and warranties under the Business Combination Agreement has been the cause of, or resulted in, the failure to receive the SEAC shareholders’ approval of the Proposed Transactions; (iii) by SEAC upon a breach of any representation, warranty, covenant or agreement on the part of the Company, Studio HoldCo or StudioCo set forth in the Business Combination Agreement, or if any representation or warranty of the Company, Studio HoldCo or StudioCo shall have become untrue; (iv) by the Company upon a breach of any representation, warranty, covenant or agreement on the part of SEAC or the SEAC Entities set forth in the Business Combination Agreement, or if any representation or warranty of SEAC or the SEAC Entities shall have become untrue; or (v) by the Company, at any time prior to SEAC’s receipt of the SEAC’s requisite shareholder approvals, if SEAC or SEAC’s board of directors effects a Change in Recommendation (as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Proposed Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about SEAC, New SEAC, MergerCo, New BC Sub, the Company, Studio HoldCo, or StudioCo. In particular, the assertions embodied in representations and warranties by SEAC, New SEAC, MergerCo, New BC Sub, the Company, Studio HoldCo, and StudioCo contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about SEAC, New SEAC, MergerCo, New BC Sub, the Company, Studio HoldCo, or StudioCo, and the representations and warranties should only be read in conjunction with the other information that the parties make publicly available in reports, statements and other documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, SEAC, the Sponsor and StudioCo entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor has agreed to (i) one business day prior to the Closing Date, surrender, forfeit and transfer to SEAC, for no consideration and without further right thereto, and consent to the termination and cancellation of, the private placement warrants held by it; (ii) not transfer any securities of SEAC held by it until the earlier of (a) the Closing and (b) the valid termination of the Sponsor Support Agreement, subject to certain exceptions as provided in the Sponsor Support Agreement or permitted by the Business Combination Agreement or other agreement in connection with the Proposed Transactions; and (iii) vote all ordinary shares of SEAC held by it in favor of each of the proposals to be presented at the meeting of the SEAC shareholders to be held to consider, among other things, the adoption and approval of proposals necessary to effectuate the Proposed Transactions. In addition, the Sponsor Support Agreement provides that the number of PubCo Common Shares to be received by the Sponsor shall be reduced in connection with the Cutback Amount, as described above, or if SEAC’s transaction expenses exceed the amounts set forth in the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, the Company, SEAC and New SEAC entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors,” and the subscription agreements, the “Subscription Agreements”) pursuant to which the PIPE Investors have agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from Pubco, immediately following the Amalgamations, an aggregate of approximately 18,172,378 Pubco Common Shares (the “PIPE Shares”), at a purchase price of $9.63 per share, for an aggregate cash amount of $175,000,000 (such aggregate cash amount, the “PIPE Investment Amount,” and such transactions, the “PIPE Investment”).

Pursuant to the Subscription Agreements, each PIPE Investor may elect to reduce the number of PIPE Shares it is obligated to purchase under its Subscription Agreement (the “Reduction Right”), on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, to the extent the PIPE Investor (i) purchases SEAC Class A Ordinary Shares in open market transactions at a price of less than the Closing redemption price per share prior to the record date established for voting at SEAC’s shareholder meeting (the “Open-Market Purchase Shares”), but only if the PIPE Investor agrees, with respect to such Open-Market Purchase Shares, to (A) not sell or transfer any such Open-Market Purchase Shares prior to the Closing (B) not vote any such Open-Market Purchase Shares in favor of approving the Proposed Transactions and instead submits a proxy abstaining from voting thereon and (C) to the extent such investor has the right to have all or some of its Open-Market Purchase Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights; and (ii) beneficially owned any SEAC Class A Ordinary Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”), but only if the PIPE Investor agrees, with respect to such Currently Owned Shares, to (A) not to sell or transfer and such Currently Owned Shares prior to the Closing, (B) vote all of its Currently Owned Shares in favor of approving the Proposed Transactions at SEAC’s shareholder meeting, and (C) to the extent such investor has the right to have all or some of its Currently Owned Shares redeemed for cash in connection with the Closing, not exercise any such redemption rights. A Pipe Investor that exercises Reduction Rights in accordance with the foregoing will receive an additional 0.1111 PubCo Common Share per PubCo Common Share with respect to which the Reduction Right is exercised.

The foregoing description of the PIPE Investment does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

In connection with the Closing, the Sponsor and its transferees and holders of Pubco Common Shares affiliated with the Company will enter into a lockup agreement (the “Lockup Agreement”) with PubCo. The foregoing description of the Lockup Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lockup Agreement, a copy of which is included as Exhibit C to the Business Combination Agreement, filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated by reference herein.

Sponsor Option Agreement

One business day prior to the Closing, SEAC, New SEAC and the Sponsor will enter into a sponsor option agreement (the “Sponsor Option Agreement”), pursuant to which the Sponsor will receive, as partial consideration for the Sponsor Repurchase (as defined in the Business Combination Agreement) (with respect to the SEAC Class B Ordinary Shares held by the Sponsor), 2,200,000 options of SEAC (the “SEAC Sponsor Options”), each of which will entitle the Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share. In connection with the Proposed Transactions, the SEAC Sponsor Options will convert into options to purchase PubCo Common Shares. The foregoing description of the Sponsor Option Agreement is qualified in its entirety by reference to the full text of the form of Sponsor Option Agreement, a copy of which is included as Exhibit F to the Business Combination Agreement, filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated by reference herein.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, Pubco, Studio HoldCo and the Sponsor will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), pursuant to which, among other things, Pubco will agree that, within 30 days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing shareholders of SEAC, including the Sponsor, and Studio HoldCo (the “Resale Registration Statement”), and Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights. The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, filed as Exhibit 10.6 to this Current Report on Form 8-K, and incorporated herein by reference.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the Proposed Transactions, New SEAC intends to file with the SEC the Registration Statement, which will include a preliminary proxy statement of SEAC and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the Proposed Transactions to SEAC’s shareholders and public warrant holders as of the respective record dates to be established for voting at the SEAC shareholders meeting and the SEAC Public Warrant holders meeting. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Proposed Transactions and the other matters to be voted upon at SEAC shareholders meeting and the SEAC Public Warrant holders meeting. This communication does not contain all the information that should be considered concerning the Proposed Transactions and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, Pubco and the Company may also file other documents with the SEC regarding the Proposed Transactions. SEAC’s shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transactions, as these materials will contain important information about SEAC, Pubco, MergerCo, New BC Sub, the Company, Studio HoldCo, StudioCo, and the Proposed Transactions.

SEAC’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, Pubco and the Company through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, the Company, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the Proposed Transactions. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in SEAC’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the Proposed Transactions and other matters to be voted upon at the SEAC Shareholders Meeting and the SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the Proposed Transactions when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about SEAC or the Company’s ability to effectuate the Proposed Transactions discussed in this document; the benefits of the Proposed Transactions; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Proposed Transactions) following the Proposed Transactions; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC, the Company or Pubco’s views as of any subsequent date, and none of SEAC, the Company or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor SEAC gives any assurance that either Pubco or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Proposed Transactions by SEAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Proposed Transactions; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, SEAC, the Company or any investigation or inquiry following announcement of the Proposed Transactions, including in connection with the Proposed Transactions; (iv) the inability to complete the Proposed Transactions due to the failure to obtain approval of SEAC’s shareholders or public warrant holders; (v) the Company’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Proposed Transactions; (vi) the ability of the parties to obtain the listing of Pubco Common Shares on the Stock Exchange upon the Closing; (vii) the risk that the Proposed Transactions disrupts current plans and operations of the Company; (viii) the ability to recognize the anticipated benefits of the Proposed Transactions; (ix) unexpected costs related to the Proposed Transactions; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Proposed Transactions; (xii) limited liquidity and trading of Pubco’s securities following completion of the Proposed Transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) the possibility that the Company or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources; (xvii) the risk that the consummation of the Proposed Transactions is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of SEAC, the Company and Pubco with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K relates to a Proposed Transactions between the Company and SEAC. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1†	Business Combination Agreement, dated as of December 22, 2023, by and among Lions Gate Entertainment Corp., Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, LG Sirius Holdings ULC and LG Orion Holdings ULC

10.1	Sponsor Support Agreement

10.2	Form of Subscription Agreement

10.3	Form of Warrantholder Support Agreement

10.4	Form of Lock-Up Agreement

10.5	Form of Sponsor Option Agreement

10.6	Form of Amended and Restated Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2023

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer